                                                                     EXHIBIT 4.4

                           WARRANT PURCHASE AGREEMENT

     Haiguang Lu (the "Purchaser") hereby purchases from Avanex Corporation, a California corporation (the "Seller"), and the Seller hereby sells to the Purchaser, a warrant in the form attached hereto as Exhibit A (the "Warrant") for the purchase price of $10.00.

     The Purchaser represents and warrants that it is acquiring the Warrant for investment purposes only and not with a view to the distribution of the Warrant, as such term is defined under the Securities Act of 1933, as amended (the "1933 Act"). The Purchaser understands and acknowledges that the Warrant constitutes a "restricted security" as such term is defined under the 1933 Act and may not be sold or otherwise transferred unless registered under the 1933 Act or unless an appropriate exemption from registration shall then exist.

     The Purchaser acknowledges receipt of the Warrant, and the Seller acknowledges receipt from Purchaser of cash or a check in the amount of $10.00.

     This Warrant Purchase Agreement is executed effective as of this 31st day of Dec., 1998.

                                        PURCHASER

                                        /s/ HAIGUANG LU
                                        --------------------------
                                        Name (print): Haiguang Lu


                                        SELLER:

                                        AVANEX CORPORATION
                                        a California corporation

                                        By: /s/ SIMON CAO
                                           -----------------------
                                            Name:  Simon Cao
                                            Title: Sr. VP

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

                                                        Warrant to Purchase
                                                        75,000 Shares
                                                        of Common Stock
                                                        Dated 12/31, 1998

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               AVANEX CORPORATION

                             Void after 12/31, 2003


     This certifies that, for value received, HAIGUANG LU or his or her registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from AVANEX CORPORATION (the "Company"), a California corporation, Seventy-Five Thousand (75,000) shares of the Common Stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

     1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Pacific Standard Time, on 12/31, 2003 (the "Term"), and shall be void thereafter.

     2. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be $6.00 per share of Common Stock as adjusted from time to time pursuant to Section 10 hereof (the "Exercise Price").

     3.   Exercise of Warrant.

          (a) Manner of Exercise. This Warrant is exercisable by the Holder in whole or in part, but not for less than twenty thousand (20,000) shares at a time (or if the maximum number of shares purchasable upon exercise of this Warrant is less than 20,000, this Warrant shall be exercisable for such lesser number of shares which may then constitute the maximum number purchasable), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this

Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designated by notice in writing to the Holder at the address of the Holder appearing on the books of the Company). Unless Holder is exercising the conversion right set forth in Section 3(c), Holder shall also deliver to the Company a check for the aggregate Exercise Price for the shares of Common Stock being purchased.

          (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within twenty (20) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

          (c) Net Exercise Conversion Right. In lieu of exercising this Warrant as specified in Section 3(a), Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing
(y) the aggregate fair market value of the shares of Common Stock or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such shares of Common Stock by (z) the fair market value of one shares of Common Stock. The fair market value of the shares of Common Stock shall be determined pursuant to Section 3(d).

          (d) Fair Market Value. The Board of Directors of the Company shall determine fair market value of the Company's Common Stock in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional share shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     6. Rights of Stockholders. Subject to Sections 8 and 10 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof (the "Warrant Shares") shall have been issued, as provided herein.

     7. Compliance with Securities Laws. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).

          (a) The Holder of this Warrant, by acceptance thereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended (the "Act"), any state securities laws or any applicable securities law of foreign jurisdictions, or any rules or regulations promulgated thereunder. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

          (b) Without in any way limiting the representations set forth in (a) above, the Holder further agrees not to make any disposition of all or any portion of this Warrant or any Warrant Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this
Section 7, and the satisfaction of the following conditions: (i) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act.

          (c) This Warrant and all shares issuable hereunder shall bear the following legends:

               (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED

IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT."

               (ii) Any legend required by applicable state law.

     8. Reservation of Stock. The Company covenants that during the Term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to provide sufficient reserves of shares of the Common Stock issuable upon the exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect to the issue thereof (other than taxes in respect to any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     9. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     10. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

          (a) Reclassification, etc. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under the Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.

          (b) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased and the number of securities issuable upon exercise proportionately increased in the case of a split or subdivision or the Exercise Price of such securities shall be proportionately increased and the number of securities issuable upon exercise proportionately decreased in the case of a combination.

          (c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon the exercise of this Warrant, and without payment of any additional consideration thereof, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 10.

          (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Company shall, upon the written request of any holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

          (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

    11.   Expiration of Warrant Upon Occurrence of Certain Events.

          (a) Upon the closing of any Acquisition or Initial Public Offering, this Warrant shall expire.

          (b) Definitions. For the purpose of this Section 11 the following definitions shall apply:

               (i) "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

               (ii) "Initial Public Offering" means the Company's initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public.

    12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of and be binding upon the Company and Holder and their respective permitted successors and assigns.

    13. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

    14. Governing Law. This Warrant shall be governed by the laws of the State of California.

    15. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail to either party hereto at the address set forth below or at such other address as either party may designate by notice pursuant to this Section 15.

    If to the Company:        Avanex Corporation
                              4601 Albae Avenue
                              Fremont, CA 94538
                              Attn: President

    with a copy to:           Wilson Sonsini Goodrich & Rosati
                              650 Page Mill Road
                              Palo Alto, CA 94304
                              Attn: Judith O'Brien

    If to the Holder:         Haiguang Lu
                              141 Beverly Street
                              Mountain View, CA 94043

    16. Captions. The Section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

IN WITNESS HEREOF, AVANEX CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: 12/31, 1998

                                          AVANEX CORPORATION

                                          By: /s/ SIMON CAO
                                             -------------------------------
                                                  Simon Cao
                                                    2/9/99



                                   *WARRANT*

                               NOTICE OF EXERCISE

To: AVANEX CORPORATION

                               NOTICE OF EXERCISE

     1. The undersigned hereby elects to purchase ___________ shares of the Common Stock of Avanex Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     1. The undersigned hereby elects to convert the attached Warrant into shares in the manner specified in Section 3(c) of the Warrant. This conversion is exercised with respect to __________ of the Shares covered by the Warrant.

              [STRIKE VERSION OF PARAGRAPH 1 THAT DOES NOT APPLY.]

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

          ----------------------------------
          (Name)

          ----------------------------------


          ----------------------------------
          (Address)

     3. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended, any state securities laws or any applicable securities laws of foreign jurisdictions or any rules or regulations promulgated thereunder.

                                              ----------------------------------
                                              (Signature)

----------------------------
(Date)

                           WARRANT PURCHASE AGREEMENT

     Simin Cai (the "Purchaser") hereby purchases from Avanex Corporation, a California corporation (the "Seller"), and the Seller hereby sells to the Purchaser, a warrant in the form attached hereto as Exhibit A (the "Warrant") for the purchase price of $10.00.

     The Purchaser represents and warrants that it is acquiring the Warrant for investment purposes only and not with a view to distribution of the Warrant, as such term is defined under the Securities Act of 1933, as amended (the "1933 Act"). The Purchaser understands and acknowledges that the Warrant constitutes a "restricted security" as such term is defined under the 1933 Act and may not be sold or otherwise transferred unless registered under the 1933 Act or unless an appropriate exemption from registration shall then exist.

     The Purchaser acknowledges receipt of the Warrant, and the Seller acknowledges receipt from Purchaser of cash or a check in the amount of $10.00.

     This Warrant Purchase Agreement is executed effective as of this 31st day of December, 1998.

                                        PURCHASER:

                                        /s/ SIMIN CAI
                                        ----------------------------------------
                                        Name (print): Simin Cai

                                        SELLER:

                                        AVANEX CORPORATION
                                        A California corporation


                                        By: /s/ SIMON CAO
                                            ------------------------------------
                                             Name: Simon Cao
                                             Title: Sr. VP

                                        Date: 3-3-99

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE
ACT.

                                                        Warrant to Purchase
                                                        75,000 Shares
                                                        of Common Stock
                                                        Dated ______, 1998

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               AVANEX CORPORATION

                           Void after Dec. 31st, 2003


     This certifies that, for value received, SIMIN CAI or his or her registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from AVANEX CORPORATION (the "Company"), a California corporation, Seventy-Five Thousand (75,000) shares of the Common Stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

     1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Pacific Standard Time, on Dec. 31st, 2003 (the "Term"), and shall be void thereafter.

     2. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be $6.00 per share of Common Stock as adjusted from time to time pursuant to Section 10 hereof (the "Exercise Price").

     3.   Exercise of Warrant.

          (a) Manner of Exercise. This Warrant is exercisable by the Holder in whole or in part, but not for less than twenty thousand (20,000) shares at a time (or if the maximum number of shares purchasable upon exercise of this Warrant is less than 20,000, this Warrant shall be exercisable for such lesser number of shares which may then constitute the maximum number purchasable), at anytime, or from time to time, during the term hereof as described in Section
1 above, by the surrender of this

Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company). Unless Holder is exercising the conversion right set forth in Section 3(c), Holder shall also deliver to the Company a check for the aggregate Exercise Price for the shares of Common Stock being purchased.

          (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the share of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within twenty (20) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

          (c) Net Exercise Conversion Right. In lieu of exercising this Warrant as specified in Section 3(a), Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (y) the aggregate fair market value of the shares of Common Stock or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such shares of Common Stock by (z) the fair market value of one shares of Common Stock. The fair market value of the shares of Common Stock shall be determined pursuant to Section 3(d).

          (d) Fair Market value. The Board of Directors of the Company shall determine fair market value of the Company's Common Stock in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional share shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     6. Rights of Stockholders. Subject to Sections 8 and 10 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof (the "Warrant Shares") shall have been issued, as provided herein.

     7. Compliance with Securities Laws. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).

         (a) The Holder of this Warrant, by acceptance thereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended (the "Act"), any state securities laws or any applicable securities law of foreign jurisdictions, or any rules or regulations promulgated thereunder. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

         (b) Without in any way limiting the representations set forth in (a) above, the Holder further agrees not to make any disposition of all or any portion of this Warrant or any Warrant Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this
Section 7, and the satisfaction of the following conditions: (i) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act.

         (c) This Warrant and all shares issuable hereunder shall bear the following legends:

              (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED

IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT."

               (ii)  Any legend required by applicable state law.

     8. Reservation of Stock. The Company covenants that during the Term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to provide sufficient reserves of shares of the Common Stock issuable upon the exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     9. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     10. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         (a) Reclassification, etc. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.

         (b) Split Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased and the number of securities issuable upon exercise proportionately increased in the case of a split or subdivision or the Exercise Price of such securities shall be proportionately increased and the number of securities issuable upon exercise proportionately decreased in the case of a combination.

          (c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon the exercise of this Warrant, and without payment of any additional consideration thereof, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 10.

          (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Company shall, upon the written request of any holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

          (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

     11.  Expiration of Warrant Upon Occurrence of Certain Events.

          (a) Upon the closing of any Acquisition or Initial Public Offering, this Warrant shall expire.

          (b) Definitions. For the purpose of this Section 11 the following definitions shall apply:

               (i) "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

               (ii) "Initial Public Offering" means the Company's initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public.

     12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of and be binding upon the Company and Holder and their respective permitted successors and assigns.

     13. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

     14. Governing Law. This Warrant shall be governed by the laws of the State of California.

     15. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail to either party hereto at the address set forth below or at such other address as either party may designate by notice pursuant to this Section 15.

     If to the Company:       Avanex Corporation
                              4601 Albae Avenue
                              Fremont, CA 94538
                              Attn: President

     with a copy to:          Wilson Sonsini Goodrich & Rosati
                              650 Page Mill Road
                              Palo Alto, CA 94304
                              Attn: Judith O'Brien

     If to the Holder:        Simin Cai
                              P.O. Box 2111
                              Hoboken, NJ 07030

     16. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

IN WITNESS HEREOF, AVANEX CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: Dec. 31st, 1998

                                             AVANEX CORPORATION

                                             By: /s/ SIMON CAO
                                                ------------------------------
                                                 Simon Cao
                                                 3-3-99























                                   *WARRANT*

                           WARRANT PURCHASE AGREEMENT


     Lee Wang (the "Purchaser") hereby purchases from Avanex Corporation, a California corporation (the "Seller"), and the Seller hereby sells to the Purchaser, a warrant in the form attached hereto as Exhibit A (the "Warrant") for the purchase price of $10.00.

     The Purchaser represents and warrants that it is acquiring the Warrant for investment purposes only and not with a view to the distribution of the Warrant, as such term is defined under the Securities Act of 1933, as amended (the "1933 Act"). The Purchaser understands and acknowledges that the Warrant constitutes a "restricted security" as such term is defined under the 1933 Act and may not be sold or otherwise transferred unless registered under the 1933 Act or unless an appropriate exemption from registration shall then exist.

     The Purchaser acknowledges receipt of the Warrant, and the Seller acknowledges receipt from Purchaser of cash or a check in the amount of $10.00.

     This Warrant Purchaser Agreement is executed effective as of this 31st day of December 1998.

                                        PURCHASER:


                                        Lee Wang
                                        -----------------------------------
                                        Name (print)

                                        /s/ LEE WANG
                                        -----------------------------------

                                        SELLER:

                                        AVANEX CORPORATION
                                        a California corporation

                                        By: /s/ SIMON CAO
                                           --------------------------------
                                                Name:  Simon Cao
                                                Title: Sr. VP

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

                                                        Warrant to Purchase
                                                        75,000 Shares
                                                        of Common Stock
                                                        Dated 12/31, 1998

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               AVANEX CORPORATION

                             Void after 12/31, 2003


     This certifies that, for value received, LEE WANG or his or her registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from AVANEX CORPORATION (the "Company"), a California corporation, Seventy-Five Thousand (75,000) shares of the Common Stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

     1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Pacific Standard Time, on 12/31, 2003 (the "Term"), and shall be void thereafter.

     2. Exercise Price. The Exercise Price at which this Warrant may be exercised shall be $6.00 per share of Common Stock as adjusted from time to time pursuant to Section 10 hereof (the "Exercise Price").

     3.   Exercise of Warrant.

          (a) Manner of Exercise. This Warrant is exercisable by the Holder in whole or in part, but not for less than twenty thousand (20,000) shares at a time (or if the maximum number of shares purchasable upon exercise of this Warrant is less than 20,000, this Warrant shall be exercisable for such lesser number of shares which may then constitute the maximum number purchasable), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this

Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company). Unless Holder is exercising the conversion right set forth in Section 3(c), Holder shall also deliver to the Company a check for the aggregate Exercise Price for the shares of Common Stock being purchased.

          (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within twenty (20) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

          (c) Net Exercise Conversion Right. In lieu of exercising this Warrant as specified in Section 3(a), Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (y) the aggregate fair market value of the shares of Common Stock or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such shares of Common Stock by (z) the fair market value of one shares of Common Stock. The fair market value of the shares of Common Stock shall be determined pursuant to Section 3(d).

          (d) Fair Market Value. The Board of Directors of the Company shall determine fair market value of the Company's Common Stock in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional share shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     6. Rights of Stockholders. Subject to Sections 8 and 10 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock of any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof (the "Warrant Shares") shall have been issued, as provided herein.

     7. Compliance with Securities Laws. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).

          (a) The Holder of this Warrant, by acceptance thereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of any federal securities laws, including without limitation the Securities Act of 1933, as amended (the "Act"), any state securities laws or any applicable securities law of foreign jurisdictions, or any rules or regulations promulgated thereunder. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

          (b) Without in any way limiting the representations set forth in (a) above, the Holder further agrees not to make any disposition of all or any portion of this Warrant or any Warrant Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this
Section 7, and the satisfaction of the following conditions: (i) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition shall not require registration of such securities under the Act.

          (c) This Warrant and all shares issuable hereunder shall bear the following legends:

               (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED

IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT."

               (ii) Any legend required by applicable state law.

     8. Reservation of Stock. The Company covenants that during the Term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to provide sufficient reserves of shares of the Common Stock issuable upon the exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     9. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     10. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

          (a) Reclassification, etc. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.

          (b) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased and the number of securities issuable upon exercise proportionately increased in the case of a split or subdivision or the Exercise Price of such securities shall be proportionately increased and the number of securities issuable upon exercise proportionately decreased in the case of a combination.

          (c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon the exercise of this Warrant, and without payment of any additional consideration thereof, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 10.

          (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Company shall, upon the written request of any holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

          (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

     11.  Expiration of Warrant Upon Occurrence of Certain Events.

          (a) Upon the closing of any Acquisition or Initial Public Offering, this Warrant shall expire.

          (b) Definitions. For the purpose of this Section 11 the following definitions shall apply:

               (i) "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

               (ii) "Initial Public Offering" means the Company's initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public.

     12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of and be binding upon the Company and Holder and their respective permitted successors and assigns.

     13. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorney's fees, costs and disbursements in addition to any other relief to which it may be entitled.

     14. Governing Law. This Warrant shall be governed by the laws of the State of California.

     15. Notices. All notices required under this Warrant shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail to either party hereto at the address set forth below or at such other address as either party may designate by notice pursuant to this Section 15.

     If to the Company:                 Avanex Corporation
                                        4601 Albae Avenue
                                        Fremont, CA 94538
                                        Attn: President

     with a copy to:                    Wilson Sonsini Goodrich & Rosati
                                        650 Page Mill Road
                                        Palo Alto, CA 94304
                                        Attn: Judith O'Brien

     If to the Holder:                  Lee Wang
                                        1247 Scott Blvd., #B
                                        Santa Clara, CA 95050


     16. Captions. The Section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

IN WITNESS HEREOF, AVANEX CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: 12/31/, 1998


                                        AVANEX CORPORATION


                                        By: /s/ SIMON CAO
                                            ------------------------------------
                                            Simon Cao 2-9-99







                                   *WARRANT*